Exhibit 9.1

SECOND AMENDMENT TO
VOTING TRUST AGREEMENT
(MGP INGREDIENTS, INC. VOTING TRUST)
The Second Amendment (“Second Amendment”) to the MGP Ingredients, Inc. Voting Trust Agreement (“Voting Trust”) is entered into as of the 27th day of June, 2013 by the Trustees whose signatures are set forth below, effective as of the Effective Time, as defined below.
WITNESSETH
WHEREAS, the Voting Trust was entered into on November 16, 2005;
WHEREAS, a First Amendment to the Voting Trust (“First Amendment”) was entered into on August 10, 2010;
WHEREAS, the Trustees whose signatures are set forth below are empowered to amend the Voting Trust, with the consent of the Cray Family Trust, and such Trustees desire to change the universe of persons who may act as a Successor Trustee under the Voting Trust;
WHEREAS, the Trustees have had growing concern with the lack of profitable growth, deterioration in the corporate culture, efforts to sell certain parts of the Company’s business, efforts to amend the bylaws that would limit accountability to stockholders and increase the power of the Chief Executive Officer (“CEO”), and the level of compensation paid to the Chairman of the board of directors and the CEO of the Company;
WHEREAS, the Trustees believe that certain changes are needed to the composition of the board of directors (the “Board”) and management of the Company, including removal of the current CEO as an officer and a director and not reelecting the current Chairman of the Board;
WHEREAS, a petition was filed by the Company in the District Court of Johnson County, Kansas seeking a declaratory judgment challenging the mental capacity or other specified qualification of each of the Trustees to serve as a Trustee of the Voting Trust following the revocation by the Voting Trust and other members of the Cray Family Group of proxies in favor of the reelection of certain directors and certain other matters to be voted at the Annual Meeting of Stockholders for 2013 (“2013 Annual Meeting”), the joint filing with the U.S. Securities and Exchange Commission (“SEC”) of Amendment No. 1 to a Schedule 13D disclosing the voting intentions of the Cray Family Group, and the filing with the SEC of preliminary proxy material by the Cray Family Group and other participants for the solicitation of proxies to vote in favor of the nominees proposed by the Cray Family Group and certain other improvements to the corporate governance of the Company;
WHEREAS, no such challenge was made when the Voting Trust originally provided its proxy to vote in favor of the slate of nominees proposed by the Board for election at the 2013 Annual Meeting which shows, among other things, that the Board’s true motive is entrenchment and delay in holding the 2013 Annual Meeting in order to give it additional time to, among other things, attempt to sell all or part of the Company;

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WHEREAS, the Trustees believe that the Company does not have legal standing to bring a declaratory judgment action asserting such a challenge and is otherwise without merit;
WHEREAS, the Trustees believe that the Company does not have legal standing to bring a declaratory judgment action asserting such a challenge and is otherwise without merit;
WHEREAS, the requirement in Section 4.3(a) that two of three successor trustees must be “major officers” of the Company in order to be eligible to serve as successor Trustee, which was adopted in the First Amendment, creates a clear and present danger that the current CEO or current Board could manipulate the determination of who qualifies for selection as a majority of the Trustees by either (i) terminating a major officer so that such person is no longer qualified to serve as Trustee even though that person is acting independently and in the best interests of the Beneficiaries and all stockholders of the Company, or (ii) limiting the universe of persons who qualify as a “major officer” by Board resolution or bylaw amendment so that the universe of eligible candidates is skewed to only those who are willing to vote as directed by the CEO or the Board;
WHEREAS, this danger of manipulation and control of the voting power of the preferred stock held by the Voting Trust would place the Board and management of the Company in a position to perpetuate themselves in their offices indefinitely and assure themselves of remaining in control of the Company;
WHEREAS, the absence of independent oversight and accountability to stockholders arising from placing voting control in the hands of the Board and management, and the conflict between the interests of directors and officers in their own compensation and emoluments of office, on the one hand, and the interests of stockholders in profitable growth, lean compensation and overhead and maximization of return to stockholders, on the other hand, demonstrate the vital importance of having an independent check and balance in the hands of the Voting Trust which is exercised free of control by the Board or the CEO or other members of management;
WHEREAS, the Voting Trust will survive until the death of the last issue of Cloud L. Cray, Sr. living on April 4, 1975, which issue are identified in Exhibit B to the Voting Trust (“Cray Senior Issue”) and all of the Cray Senior Issue fully support and consent to the changes in the Voting Trust set forth in this Second Amendment; and
WHEREAS, the Trustees appreciate the value of obtaining input and insights from management, the directors, the stockholders and other constituents of the Company which will be taken into account as part of voting the preferred stock and otherwise fulfilling their duties under the Voting Trust and will therefore implement the Advisory Committee and Outreach Program set forth in new Sections 3.10 and 3.11 that will be added by this Second Amendment;
NOW, THEREFORE, BE IT AGREED, that the Voting Trust be amended as follows:
1.Amendment to Section 4.3(a). Paragraph (a) of Section 4.3 is amended to read in its entirety as follows:

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“(a)    Each Trustee shall have the power to name and appoint an individual to succeed such Trustee in office as a successor trustee (each, a “Successor Trustee”), and may revoke an appointment at any time prior to the time the Successor Trustee takes office. Any such designation or revocation shall be made in a written instrument signed and acknowledged by said Trustee and deposited with the other Trustees and the Secretary of the Company prior to such Trustee’s death or resignation. In the event of inconsistent designations, the designation in the document bearing the last execution date shall control and be deemed to revoke any prior designation. To qualify as a Successor Trustee, an individual must be a Cloud Senior Issue and be the record owner, or direct or indirect beneficial owner, of at least 10,000 shares of the Company’s common stock. An individual must be so qualified at the time the individual becomes a Successor Trustee and must remain so qualified to maintain such Trustee’s Trusteeship as a Successor Trustee. (The original Trustees named in the first paragraph of this Agreement are not subject to this requirement.) A Trustee, whether original or a Successor Trustee, may name the Trustee’s own Successor Trustee at any time and, in the manner provided above, may revoke the document naming such Successor Trustee prior to the Successor Trustee taking office with or without substituting a new Successor Trustee.”
2.    New Section 4.3(d). Section 4.3 is amended by deleting in its entirety the new paragraph (d) that was added by the First Amendment.
3.    New Section 3.10. Articles III is amended by adding a new Section 3.10 which would read in its entirety as follows:
Section 3.10. Advisory Committee. The Trustees shall appoint an Advisory Committee to the Trustees to provide advice and information concerning: (i) matters relevant to the Company that would be significant in fulfilling the Trustees’ voting and other duties under this Agreement, including, without limitation, financial and business performance, assets, liabilities and properties, strategic direction, competitive dynamics, risks and uncertainties, corporate culture, employee morale, civic and charitable engagement, succession planning for management and key employees, and prospects (collectively, “Company Information”); (ii) information relating to the Company’s competitors in each of the Company’s segments or product lines that is similar in scope to the Company Information; and (iii) developments in the industries in which the Company competes, including, without limitation, changes in consumer tastes and preferences and other factors affecting the demand for and pricing of, and the markets for, the Company’s products. The Advisory Committee shall be composed of knowledgeable persons selected by a majority of the Trustees and shall include: (i) two or more current or former members of management or key employees of the Company, and (ii) one or more current or former directors of the Company. The Trustees agree to maintain the

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confidentiality of the Company Information, to use such information solely for purposes of fulfilling their duties under this Agreement or as directors of the Company, and not to use such information for the purpose of purchasing or selling the Company’s securities. The Trustees are authorized to pay reasonable compensation to members of the Advisory Committee from any resources made available from the Family Trust or other appropriate sources.
4.    New Section 3.11. Article III is further amended by adding a new Section 3.11 which would read in its entirety as follows:
Section 3.11. Outreach Program. The Trustees shall develop a program in which they affirmatively reach out to significant stockholders, the Board of Directors of the Company, management, key employees and representatives of each of the communities in which significant facilities are located to obtain input and insight from each of those constituencies regarding the matters that are significant to them, including, without limitation: (i) producing profitable and sustainable growth in the Company’s business and financial performance, (ii) building long-term stockholder value, (iii) following best practices in corporate governance, executive compensation, legal compliance, ethical conduct and corporate citizenship, and (iv) maintaining a strong and positive corporate culture.
5.    Effective Time. The Effective Time of this Amendment will occur when all of the following have occurred: (i) a majority of the Trustees of the Voting Trust have executed this Agreement, (ii) a majority of the Trustees of the Cray Family Trust have consented thereto, (iii) all of the Cray Senior Issue have consented thereto; and (iv) all of the successor trustees that have been named as of the date of the Second Amendment have consented thereto.
6.    Miscellaneous. The construction and interpretation of this Amendment shall at all times and in all respects be governed by the laws of the State of Kansas. This Amendment may be executed in two or more counterparts and by different parties on separate counterparts, each of which will be an original, but all of which together will constitute one and the same instrument. This Amendment shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

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IN WITNESS WHEREOF, the Trustees of the Voting Trust whose signatures are set forth below have caused this instrument to be executed as of the day set forth below their respective names.

Trustees:

/s/ Karen L. Seaberg             /s/ Laidacker M. Seaberg
Karen L. Seaberg, as Trustee of the            Laidacker M. Seaberg, as Trustee of the
MGP Ingredients, Inc. Voting Trust            MGP Ingredients, Inc. Voting Trust

Dated: June 27, 2013                    Dated: June 27, 2013

/s/ Richard B. Cray
Richard B. Cray, as Trustee of the
MGP Ingredients, Inc. Voting Trust

Dated: June 27, 2013

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CONSENT OF TRUSTEES
The undersigned Trustees of the Cray Family Trust, for and on behalf of the Cray Family Trust, the sole beneficiary of the Trust Certificates issued by the Voting Trust, hereby consent to such Second Amendment.

Trustees:

/s/ Richard B. Cray	/s/ Cloud L. Cray, Jr.

Richard B. Cray, as trustee of the Cray	Cloud L. Cray, Jr., as trustee of the Cray

Family Trust U/T/A dated April 4, 1975,	Family Trust U/T/A dated April 4, 1975,

as amended by a First Amendment dated	as amended by a First Amendment dated

November 13, 1980.	November 13, 1980.

Dated: June 27, 2013	Dated: June 27, 2013

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STATE OF KANSAS        )
                ) ss:
COUNTY OF JOHNSON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared KAREN L. SEABERG, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as a Trustee of the MGP Ingredients, Inc. Voting Trust.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Richard L. English
Notary Public

My Commission Expires: 12/09/15

STATE OF KANSAS        )
                ) ss:
COUNTY OF JOHNSON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared RICHARD B. CRAY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a Trustee of the MGP Ingredients, Inc. Voting Trust and as a trustee of the Cray Family Trust.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Richard L. English
Notary Public

My Commission Expires: 12/09/15

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STATE OF KANSAS        )
                ) ss:
COUNTY OF JOHNSON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared LAIDACKER M. SEABERG, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a Trustee of the MGP Ingredients, Inc. Voting Trust.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Richard L. English
Notary Public

My Commission Expires: 12/09/15

STATE OF KANSAS        )
                ) ss:
COUNTY OF JOHNSON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared CLOUD L. CRAY, JR., to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a trustee of the Cray Family Trust.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Richard L. English
Notary Public

My Commission Expires: 12/09/15

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CONSENT OF CURRENT SUCCESSOR TRUSTEES OF
THE MGP INGREDIENTS, INC. VOTING TRUST

The undersigned current Successor Trustees of the respective current Trustees of the MGP Ingredients, Inc. Voting Trust (the "Voting Trust") understand and concur with the terms of, and the rationale for amending the Voting Trust in the manner set forth in, the Second Amendment to the Voting Trust to which this Consent is attached ("Second Amendment") and hereby consent to the Second Amendment both in their capacity as a current Successor Trustee and fully and to the same extent as if their respective succession had become operative and they were therefore acting as a Trustee of the Voting Trust and had directly executed the Second Amendment.
Successor Trustees:

/s/ David Rindom	/s/ Randall Schrick

David Rindom, Successor Trustee for Richard B. Cray, Trustee of the Voting Trust	Randall Schrick, Successor Trustee for Laidacker M. Seaberg as Trustee of the Voting Trust
Dated: 6/27/13	Dated: 6/27/13

/s/ Lori L. Mingus

Lori L. Mingus, Successor Trustee for Karen L. Seaberg, Trustee of the Voting Trust
Dated: 6/27/13

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STATE OF KANSAS        )
                ) ss:
COUNTY OF ATCHISON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared DAVID RINDOM, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a Successor Trustee of the MGP Ingredients, Inc. Voting Trust.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Theresa Davenport
Notary Public

My Commission Expires: 06/19/2015

STATE OF KANSAS        )
                ) ss:
COUNTY OF ATCHISON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared RANDALL SCHRICK, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as a Successor Trustee of the MGP Ingredients, Inc. Voting Trust.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Theresa Davenport
Notary Public

My Commission Expires: 06/19/2015

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STATE OF KANSAS        )
                ) ss:
COUNTY OF DOUGLAS    )
On this 3rd day of July, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared LORI L. MINGUS, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as a Successor Trustee of the MGP Ingredients, Inc. Voting Trust.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Austin Murray
Notary Public

My Commission Expires: 07/12/16

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CONSENT OF ISSUE OF CLOUD L. CRAY, SR.
LIVING ON APRIL 4, 1975

The undersigned are the issue of Cloud L. Cray, Sr. that were living on April 4, 1975 and understand and concur with the terms of, and the rationale for amending the MGP Ingredients, Inc. Voting Trust (the "Voting Trust") in the manner set forth in, the Second Amendment to the Voting Trust to which this Consent is attached (the "Second Amendment") and hereby consent to the Second Amendment.

FIRST GENERATION:

/s/ Cloud L. Cray, Jr.                    /s/ Patricia Cray Page

Cloud L. Cray, Jr.	Patricia Cray Page
Dated: June 27, 2013	Dated: 6/29/13

/s/ Richard B. Cray

Richard B. Cray
Dated: June 27, 2013

SECOND GENERATION:

/s/ Karen Cray Seaberg                /s/ Susan Cray Robbins

Karen Cray Seaberg	Susan Cray Robbins
Dated: June 27, 2013	Dated: 6.28.13

/s/ Cathy Cray Scroggs	/s/ Patty Cray Mach

Cathy Cray Scroggs	Patty Cray Mach
Dated: 6-28-13	Dated: 6-30-13

/s/ Steve Page	/s/ Tom Cray

Steve Page	Tom Cray
Dated: 7/3/13	Dated: June 27, 2013

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/s/ C. L. Cray	/s/ George Page

C. L. Cray	George Page
Dated: 7/1/13	Dated: 07/01/13

/s/ Scott Page	/s/ William Page

Scott Page	William Page
Dated: 6/29/13	Dated: 6/28/2013

/s/ Greg Jeffries	/s/ James Jeffries

Greg Jeffries	James Jeffries
Dated: 6/28/13	Dated: 6/28/2013

Jeri Jeffries Kurth

Jeri Jeffries Kurth
Dated: 6-28-13

THIRD GENERATION:

/s/ Melissa Seaberg Huntington            /s/ Amanda Garrison Drury

Melissa Seaberg Huntington	Amanda Garrison Drury
Dated: 6/28/13	Dated: 7/2/13

/s/ Lori L. Mingus	/s/ Lori Seaberg Mingus

Lori Seaberg Mingus
Dated: 6/28/13

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STATE OF KANSAS        )
                ) ss:
COUNTY OF JOHNSON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared CLOUD L. CRAY, JR., to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Richard L. English
Notary Public

My Commission Expires: 12/09/15

STATE OF MARYLAND    )
                ) ss:
COUNTY OF     CHARLES    )
On this 29th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared PATRICIA CRAY PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

[unknown]
Notary Public

My Commission Expires: Nov. 20, 2014

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STATE OF KANSAS        )
                ) ss:
COUNTY OF JOHNSON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared RICHARD B. CRAY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Richard L. English
Notary Public

My Commission Expires: 12/09/15

STATE OF KANSAS        )
                ) ss:
COUNTY OF JOHNSON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared KAREN CRAY SEABERG, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Richard L. English
Notary Public

My Commission Expires: 12/09/15

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STATE OF MONTANA        )
                    ) ss:
COUNTY OF     YELLOWSTONE    )
On this 28th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared SUSAN CRAY ROBBINS, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Cody W. Kraske
Notary Public

My Commission Expires: October 11th, 2016

STATE OF KANSAS        )
                ) ss:
COUNTY OF     RILEY        )
On this 28th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared CATHY CRAY SCROGGS, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Ramona Kramer
Notary Public

My Commission Expires: 2.19.16

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STATE OF MISSOURI    )
                ) ss:
COUNTY OF CLAY        )
On this 30th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared PATTY CRAY MACH, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Janet Winters
Notary Public

My Commission Expires: October 5, 2016

STATE OF FLORIDA    )
                ) ss:
COUNTY OF     BROWARD    )
On this 3rd day of July, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared STEVE PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

Dorothy Travis [no signature provided]
Notary Public

My Commission Expires: 5/14/17

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STATE OF KANSAS        )
                ) ss:
COUNTY OF JOHNSON    )
On this 27th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared TOM CRAY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Richard L. English
Notary Public

My Commission Expires: 12/09/15

STATE OF ARIZONA    )
                ) ss:
COUNTY OF     PIMA        )
On this 1st day of July, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared C. L. CRAY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Wesley Benscoter
Notary Public

My Commission Expires: 7/29/2014

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STATE OF NEW HAMPSHIRE    )
                    ) ss:
COUNTY OF ROCKINGHAM    )
On this 1st day of July, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared GEORGE PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Zoanne E. Lucier
Notary Public

My Commission Expires: Feb. 20, 2018

STATE OF VIRGINIA    )
                ) ss:
COUNTY OF     LOUDOUN    )
On this 29th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared SCOTT PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Mary Vitale
Notary Public

My Commission Expires: 09-30-15

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STATE OF NEW YORK    )
                ) ss:
COUNTY OF     MONROE    )
On this 28th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared WILLIAM PAGE, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Rolanda E. Moss
Notary Public

My Commission Expires: May 20, 2014

STATE OF OKLAHOMA    )
                ) ss:
COUNTY OF TULSA    )
On this 28th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared GREG JEFFRIES, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

[unknown]
Notary Public

My Commission Expires: 11/2/13

DB04/1003065.0002/8963124.3

STATE OF TEXAS        )
                ) ss:
COUNTY OF     COLLIN    )
On this 28th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared JAMES JEFFRIES, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Alicia Todd Long
Notary Public

My Commission Expires: June 24, 2017

STATE OF KANSAS        )
                ) ss:
COUNTY OF     ATCHISON    )
On this 28th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared JERI JEFFRIES KURTH, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed and in his capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Theresa Davenport
Notary Public

My Commission Expires: 06/19/2015

DB04/1003065.0002/8963124.3

STATE OF KANSAS        )
                ) ss:
COUNTY OF     ATCHISON    )
On this 28th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared MELISSA SEABERG HUNTINGTON, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Theresa Davenport
Notary Public

My Commission Expires: 06/19/2015

STATE OF KANSAS        )
                ) ss:
COUNTY OF     ATCHISON    )
On this 28th day of June, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared LORI SEABERG MINGUS, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Theresa Davenport
Notary Public

My Commission Expires: 06/19/2015

DB04/1003065.0002/8963124.3

STATE OF MISSOURI    )
                ) ss:
COUNTY OF     CAMDEN    )
On this 2nd day of July, 2013, in said County and State, before me, the undersigned, a notary public, personally appeared AMANDA GARRISON DRURY, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed and in her capacity as an issue of Cloud L. Cray, Sr. that was living on April 4, 1975.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Joyce A. Caby
Notary Public

My Commission Expires: June 9, 2014

DB04/1003065.0002/8963124.3